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Exhibit 10.2

Joinder Agreement

        This Joinder Agreement, dated as of October 9, 2003, is delivered pursuant to Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of January 24, 2002, by Washington Group International, Inc. (the "Borrower") and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of the Credit Suisse First Boston, as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

        By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent and grants to the Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder.

        The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement.

        The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III(Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

        In witness whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

EACH OF THE GUARANTORS LISTED ON SCHEDULE A
By:	/s/ EARL WARD Name: Earl Ward Title: Authorized Signatory

ACKNOWLEDGED AND AGREED as of the date first above written:
CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLAND BRANCH, as Administrative Agent
By:	/s/ JULIA P. KINGSBURY Name: Julia P. Kingsbury Title: Vice President
By:	/s/ JOEL GLODOWSKI Name: Joel Glodowski Title: Managing Director

SCHEDULE A TO JOINDER AGREEMENT

Company Name	Jurisdiction
WASHINGTON GROUP INTEGRATED SERVICES OF NORTHERN NEW MEXICO LLC	New Mexico
WGI INDUSTRIAL SERVICES, LTD.	Ohio
WISCONSIN POWER CONSTRUCTORS, LLC	Wisconsin

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Joinder Agreement